Vanguard Global Wellington™ Fund
Summary Prospectus
 December 21, 2022
Investor Shares & Admiral™ Shares
Vanguard Global Wellington Fund Investor Shares (VGWLX)
Vanguard Global Wellington Fund Admiral Shares (VGWAX)
The Fund’s statutory Prospectus and Statement of Additional Information dated December 21, 2022, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide long-term capital appreciation and moderate current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $1,000,000)	$20	$20
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.42%	0.30%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.45%	0.32%
Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$46	$144	$252	$567
Admiral Shares	$33	$103	$180	$406
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying equity securities of established large and mid-size U.S. and foreign companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of the Fund’s assets are invested mainly in U.S. and foreign fixed income securities that the advisor believes will generate a moderate level of current income. These securities include investment-grade corporate bonds, with some exposure to government and government agency bonds, and mortgage-backed securities. The Fund may also invest in local currency bonds.
Principal Risks
The Fund is subject to the risks associated with the U.S. and foreign stock and bond markets, any of which could cause an investor to lose money, and the level of risk may vary based on market conditions. However, because stock and bond prices can move in different directions or to different degrees, the Fund’s bond holdings may counteract some of the volatility experienced by the Fund’s stock holdings.
• Investment style risk, which is the chance that returns from mid- and large-capitalization value stocks will trail returns from global stock markets. Mid- and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the global stock market in general. These periods have, in the past, lasted for as long as several years.

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by governments, government agencies, or companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of governments, government agencies, or companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.
• Income risk, which is the chance that the Fund's income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds.
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because the Fund invests only a portion of its assets in bonds and because the average duration of the Fund’s bond portfolio is generally intermediate-term. The prices of short- and intermediate-term bonds are less sensitive to interest rate changes than are the prices of long-term bonds.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
• Currency hedging risk, which is the chance that the currency hedging transactions entered into by the Fund may not perfectly offset the Fund’s foreign currency exposure.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it invests only a portion of its assets in bonds, most of which are considered to be of high quality.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund's portfolio turnover rate. For mortgage-backed securities, this risk is known as prepayment risk.
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and a composite stock/bond index, which have investment characteristics similar to those of the Fund. The Global Wellington Composite Index is weighted 65% in the FTSE Developed Index (net of tax) and 35% in the Bloomberg Fixed Income Composite Index, which is comprised of 80% Bloomberg Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Global Aggregate Securitized Index (USD Hedged). FTSE Developed Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Vanguard Global Wellington Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2022, was -16.70%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	11.08%	June 30, 2020
Lowest	-15.59%	March 31, 2020

Average Annual Total Returns for Periods Ended December 31, 2021
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard Global Wellington Fund Investor Shares			11/2/2017
Return Before Taxes	13.38%	9.18%
Return After Taxes on Distributions	12.33	8.49
Return After Taxes on Distributions and Sale of Fund Shares	8.34	7.03
Vanguard Global Wellington Fund Admiral Shares			11/2/2017
Return Before Taxes	13.53%	9.30%
Global Wellington Composite Index in USD (reflects no deduction for fees, expenses, or taxes)	13.09%	10.49%
FTSE Developed Net Tax (US RIC) Index (reflects no deduction for fees, expenses, or taxes)	21.26	13.66
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-4.71	2.61
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after tax-returns are shown only for the Investor Shares and may differ for each share class. After tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Managers

Nataliya Kofman, Managing Director and Equity Portfolio Manager of Wellington Management. She has managed the equity portion of the Fund since its inception in 2017.
Loren L. Moran, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has managed the fixed income portion of the Fund since its inception in 2017.

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.

”Bloomberg®” and the Fixed Income Composite Index, (the Index or Bloomberg Index) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.

Vanguard Global Wellington™ Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to Vanguard Global Wellington™ Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Global Wellington™ Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Fixed Income Composite Index, which is determined, composed and calculated by BISL without regard to Vanguard or Vanguard Global Wellington™ Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of Vanguard Global Wellington™ Fund into consideration in determining, composing or calculating the Fixed Income Composite Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Global Wellington™ Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Vanguard Global Wellington™ Fund customers, in connection with the administration, marketing or trading of Vanguard Global Wellington™ Fund.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD GLOBAL WELLINGTON FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE FIXED INCOME COMPOSITE INDEX, OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH VANGUARD GLOBAL WELLINGTON FUND OR FIXED INCOME COMPOSITE INDEX, OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Vanguard Global Wellington Fund Investor Shares—Fund Number 1567
Vanguard Global Wellington Fund Admiral Shares—Fund Number 1767
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
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Vanguard Marketing Corporation, Distributor.
SP 1567 122022